Exhibit 10.16

EXECUTION VERSION

INCREMENTAL AMENDMENT NO. 2 TO CREDIT AGREEMENT

This INCREMENTAL AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), dated as of November 1, 2019, is entered into among DIGITAL MEDIA SOLUTIONS HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), DIGITAL MEDIA SOLUTIONS, LLC, a Delaware limited liability company (the “Company”); each of the Affiliates of the Company party hereto as borrowers (together with the Company, the “Borrowers”); each of the Guarantors party hereto; each of the Lenders under the Credit Agreement (as hereinafter defined) prior to giving effect to this Amendment, the other financial institutions party hereto (together with their respective successors and assigns, the “Incremental Lenders”); and MONROE CAPITAL MANAGEMENT ADVISORS, LLC, a Delaware limited liability company (“Monroe Capital”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement.

BACKGROUND

WHEREAS, Company intends to acquire (the “Acquisition”), directly or indirectly, the membership interests of UE Authority, Co., a California corporation (the “Target”), pursuant to that certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), by and among the Company, DMS UE Acquisition Holdings Inc. (“Acquisition Holdings”), DMS UE Merger Inc., the Target and the equity holders party thereto.

WHEREAS, the Borrowers, Holdings, the Administrative Agent, and the Lenders party thereto are parties to that certain Credit Agreement dated as of July 3, 2018 (as amended by the Incremental Amendment to Credit Agreement, dated as of July 1, 2019 the “Existing Credit Agreement”) (as amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Company and Administrative Agent are parties to that certain Amended and Restated Fee Letter, dated as of July 1, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Fee Letter”);

WHEREAS, the Loan Parties and the Administrative Agent are parties to that certain Guaranty and Collateral Agreement, dated as of July 3, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty and Collateral Agreement”);

WHEREAS, the Company has requested additional Term A Loan Commitments in an aggregate principal amount of $60,000,000 (the “Incremental Term A Loan Commitments”; and the Lenders providing such Incremental Term A Commitments, the “Incremental Term A Lenders”) which will be available in form of additional Term A Loans on the Incremental Amendment No. 2 Effective Date; and

WHEREAS, the Borrowers and Holdings have requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement in certain respects as more fully described herein, and the Administrative Agent and the Lenders are willing to do so on the terms and subject to the conditions set forth herein;

NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

Section 2. Incremental Commitments and Loans.

2.1 Pursuant to a Notice of Borrowing (the “Incremental Borrowing Notice”) delivered to Administrative Agent by the Borrowers on the date hereof, the Borrowers have requested Incremental Term A Loan Commitments in an aggregate amount of $60,000,000. Upon satisfaction or waiver of the conditions set forth in Section 5 of this Amendment on the Incremental Amendment No. 2 Effective Date, each of the Incremental Term A Lenders agrees to commit to provide an Incremental Term A Loan Commitment in an amount set forth opposite such Incremental Term A Lender’s name on Annex A hereto and severally agrees to make an additional Term A Loan (the “Incremental Term A Loan”) to the Borrowers in an aggregate amount not to exceed such Incremental Term A Lender’s Incremental Term A Loan Commitment. The proceeds of the Incremental Term A Loans shall be used solely (a) to, directly or indirectly, fund all of the purchase price for the Acquisition pursuant to the terms of the Merger Agreement, (b) for general corporate purposes and (c) to pay fees and expenses incurred in connection with this Amendment and the Acquisition.

2.2 Each Incremental Term A Lender acknowledges and agrees that upon the occurrence of the Incremental Amendment No. 2 Effective Date, (a) it shall be bound under this Amendment and (b) with respect to the Incremental Term A Loan Commitment and its Incremental Term A Loans it shall be bound under the Credit Agreement as a Lender holding an Incremental Term A Loan Commitment for all purposes of, the Credit Agreement and the other Loan Documents, and shall perform all the obligations of and shall have all rights of a Lender thereunder. The Incremental Term A Lenders and the Borrowers agree that the Incremental Term A Loans will be a new class of Term A Loans and, when funded, will constitute Incremental Term A Loans for all purposes of the Credit Agreement (except as otherwise provided herein). Except as otherwise provided herein, the Incremental Term A Loans will have the same terms as the Existing Term A Loans. The Incremental Term A Loan Commitment provided hereunder shall terminate on the Incremental Amendment No. 2 Effective Date immediately upon the borrowing of the Incremental Term A Loans.

2.3 Each of the Loan Parties agrees that, as of the date hereof, each Incremental Term A Lender shall (a) be a party to the Credit Agreement, (b) be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents and (c) have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

Section 3. Amendments to the Credit Agreement. As of the Incremental Amendment No. 2 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

3.1 Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions thereto in appropriate alphabetical order:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Incremental Amendment No. 2” means the Incremental Amendment No. 2 to Credit Agreement, dated as of November 1, 2019, among the Borrowers, Holdings, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“Incremental Amendment No. 2 Effective Date” has the meaning set forth in Section 5 of the Incremental Amendment No. 2.

“Incremental Term A Loan No. 2” means an “Incremental Term A Loan” as defined in the Incremental Amendment No. 2.

“Incremental Term A Loan No. 2 Commitment” means an “Incremental Term A Loan Commitment” as defined in the Incremental Amendment No. 2.

“UE Acquisition” means the “Acquisition” as defined in the Incremental Amendment No. 2.

3.2 Section 1.1 of the Credit Agreement is hereby further amended by amending and restating the following definitions in their entirety as set forth below:

“Commitment” means, as to any Lender, that Lender’s commitment to make Loans under this Agreement, including any Incremental Term A Loan Commitment and an Incremental Term A Loan No. 2 Commitment.

“Incremental Term A Loan” means an “Incremental Term A Loan” as defined in the Incremental Amendment.

“LIBOR Rate” means the rate per annum equal to the greater of (a) 1.00% and (b) (i) LIBOR for a period equal to one month or three months, as applicable, as reported in The Wall Street Journal (or other authoritative source selected by Administrative Agent in its sole discretion) on each LIBOR Determination Date divided by (ii) a number determined by subtracting from 1.00 the then-stated maximum reserve percentage for determining reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D). If at any time LIBOR shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower Representative shall endeavor to establish an alternate rate of interest that gives due consideration to then-prevailing market conventions for determining a rate of interest for syndicated leveraged loans of this type in the United States at such time and shall enter into an amendment to reflect such alternate rate of interest (which amendment shall become effective without any further action or consent of any other party to the Loan Documents so long as the Administrative Agent shall not have received, within five (5) Business Days of the date of notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment).

“Loan” or “Loans” means, as the context may require, any of the Revolving Loans and any of the Term Loans. For the avoidance of doubt, after the Incremental Amendment Effective Date and the Incremental Amendment No. 2 Effective Date, the Incremental Term A Loans and the Incremental Term A Loans No. 2, respectively, shall constitute Loans.

“Required Lenders” means, at any time, at least two Lenders that are not Affiliates of each other whose Pro Rata Shares exceed 50% as determined pursuant to clause (e) of the definition of “Pro Rata Share”; provided that the Pro Rata Shares held or deemed held by any Defaulting Lender will be excluded for purposes of making a determination of Required Lenders.

“Term A Loan Commitment” means, as to such Lender, that Lender’s commitment to make Term A Loans under this Agreement, including an Incremental Term A Loan Commitment and an Incremental Term A Loan No. 2 Commitment.

3.3 Section 1.1 of the Credit Agreement is hereby further amended by deleting and replacing clauses (c), (d) and (e) of the definition of “Consolidated Net Income” with the following:

(c) the income (or loss) of any Subsidiary of Holdings during that period in which any other Person has a joint interest, except to the extent of the amount of cash dividends or other distributions actually paid in cash to that Subsidiary during that period; (d) the income (or loss) of any Person during that period and accrued prior to the date it becomes a Subsidiary of Holdings or is merged into or consolidated with a Subsidiary of Holdings or that Person’s assets are acquired by a Subsidiary of Holdings; (e) the income of any Subsidiary of Holdings to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its organizational documents, its governing documents, or any agreement, instrument, judgment, decree, order, statute, rule; or governmental regulation applicable to that Subsidiary;

3.4 Section 1.1 of the Credit Agreement is hereby further amended by replacing the references in clauses (vi) and (xiii) of the definition of “EBITDA” to “10%” with references to “15%”.

3.5 Section 1.1 of the Credit Agreement is hereby further amended by the deleting and replacing the first line of the definition of “Permitted Acquisition” as follows:

“Permitted Acquisition” means the UE Acquisition and any Acquisition by any Borrower where:

3.6 Section 1.3(c) of the Credit Agreement is hereby amended by deleting the proviso at the end of such Section in its entirety and replacing it with the following: “provided, all such amounts pursuant to this Section 1.3(c) shall be subject to the limitations set forth in clauses (b)(vi) and (xiii) of the definition of EBITDA.”

3.7 Section 2.1.2(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(a) Each Borrower and each Lender acknowledges that immediately prior to the Incremental Amendment No. 2 Effective Date, an aggregate of $136,500,000 in principal amount of Term A Loans and Incremental Term A Loans are outstanding (together, the “Existing Term A Loans”). Each Lender, as applicable, agrees to maintain outstanding to Borrowers hereunder the Existing Term A Loans made by such Lender and outstanding immediately prior to the Incremental Amendment No. 2 Effective Date. The Term A Loan Commitment of each Lender immediately prior to Incremental Amendment No. 2 Effective Date was $0.00. Each Lender with an Incremental Term A Loan No. 2 Commitment as of the Incremental Amendment No. 2 Effective Date, agrees to make an Incremental Term A Loan No. 2 to Borrowers (together with the Existing Term A Loans, the “Term A Loans”; provided that solely with respect to Prepayment Fees, the Incremental Term A Loans No. 2 shall not constitute “Term A Loans”) on the Incremental Amendment No. 2 Effective Date in an amount equal to such Lender’s applicable Incremental Term A Loan No. 2 Commitment. The Commitments of the Lenders to make Incremental Term A Loans No. 2 shall expire immediately following the making of the Incremental Term A Loans No. 2 on the Incremental Amendment No. 2 Effective Date.

3.8 Section 6.4.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

6.4.2 Term Loans. Borrowers shall pay the principal amount of each Term Loan of each Lender as follows: (a) in arrears in quarterly installments based on the amortization schedule set forth below, each payable on the last Business Day of each Fiscal Quarter (subject to any adjustments as maybe necessary in the discretion of the Administrative Agent in order to provide for the fungibility with the initial Term A Loans of any Delayed Draw Term Loans, Incremental Term A Loans, Incremental Term A Loans No. 2 and Additional Term A Loans made after the Closing Date and prior to the date of such installment payment):

Fiscal Quarter Ending	Amount
December 31, 2019 and thereafter	0.5% of original principal amount

and (b) a final installment equal to the remaining outstanding principal balance of the Term Loans, payable on the Termination Date. Unless sooner paid in full, the outstanding principal balance of the Term Loans must be paid in full on the Termination Date. Administrative Agent, in consultation with the Borrowers, may, at the time of incurrence thereof, adjust the amortization payment to be made to any Lender in conjunction with the incurrence of any Delayed Draw Term Loans, Incremental Term A Loans, Incremental Term A Loans No. 2 or Additional Term A Loans after the Closing Date in order to maintain the pro rata allocation of amortization payments between and among Term Loans that otherwise have the same terms and conditions but are incurred on different dates.

3.9 Section 7.2.2(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(b) After the occurrence and during the continuance of an Event of Default, Administrative Agent may, and upon the direction of the Required Lenders shall, apply all payments in respect of any Obligations and all proceeds of the Collateral, subject to the provisions of this Agreement, as follows: (i) first, ratably to pay the Obligations in respect of any fees, expense reimbursements, indemnities and other amounts then due and payable to Administrative Agent until paid in full; (ii) second, ratably to pay the Obligations in respect of any fees (other than any Prepayment Fee) and indemnities then due and payable to the Lenders until paid in full; (iii) third, ratably (to Administrative Agent in accordance with Administrative Agent’s outstanding Protective Advances) to pay interest then due and payable in respect of Protective Advances until paid in full; (iv) fourth, ratably (to Administrative Agent in accordance with Administrative Agent’s outstanding Protective Advances) to pay principal of the Protective Advances until paid in full; (v) fifth, ratably, to pay interest then due and payable in respect of the Loans until paid in full; (vii) sixth, ratably to pay principal of the Loans until paid in full; (viii) seventh, ratably to pay the Obligations in respect of any Prepayment Fee then due and payable until paid in full; and (ix) eighth, to the ratable payment of all other Obligations then due and payable.

3.10 Section 10.1.11 of the Credit Agreement is hereby amended by adding the following immediately prior to the period at the end thereof: “including such information or documents for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act and the Beneficial Ownership Regulation)”.

3.11 Section 14.15 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

14.15 Protective Advances. Administrative Agent may, from time to time at any time that an Event of Default has occurred and is continuing, make all disbursements and advances (“Protective Advances”) that Administrative Agent, in its sole discretion, deems necessary or desirable to preserve, protect, prepare for sale or lease or dispose of the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by the Loan Parties of the Loans and other Obligations or to pay any other amount chargeable to the Loan Parties pursuant to the terms of this Agreement and the other Loan Documents, including, without limitation, costs, fees and expenses as described in Section 15.5. Protective Advances are repayable on demand and will be secured by the Collateral and bear interest at a rate per annum equal to the rate then applicable to Revolving Loans. The maximum aggregate amount of Protective Advances that Administrative Agent may make is $3,000,000. Protective Advances constitute Obligations under this Agreement and may be charged to the Loan Account in accordance with Section 7.1.2. No Protective Advance made by Administrative Agent and charged to the Loan Account will be deemed to constitute a Loan and no Lender will have any obligation to fund any amount to Administrative Agent as a result thereof. The Administrative Agent shall notify each Lender and the Borrower Representative in writing of each Protective Advance made by Administrative Agent, which notice must include a description of the purpose of that Protective Advance.

3.12 Section 15.1(f) of the Credit Agreement is hereby amended by deleting clause (ii) thereof and replacing it with the following: “(ii) release all or any substantial part of the Collateral granted under the Collateral Documents (except as permitted by Section 14.11 (other than clause (iii) thereof) as in effect on the date hereof)”.

3.13 Section 15.1(g) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(g) No provision of Sections 6.2.2(b) or 6.3 with respect to the timing or application of mandatory prepayments of the Loans may be amended, modified, or waived without the consent of Lenders having a majority of the aggregate Pro Rata Shares of the Term Loans affected thereby.

3.14 Section 15.1 of the Credit Agreement is hereby amended by adding a new clause (k) thereto as follows:

(k) No amendment, modification, waiver, or consent may change (i) Section 7.2.2 in a manner that would alter (or have the direct or indirect effect of altering) the application of payments or pro rata sharing required thereby or (ii) the provisions of Section 7.5, in each case without the consent of each Lender.

3.15 Section 15.9 of the Credit Agreement is hereby amended by deleting the word “or” immediately following clause (h) thereof and by adding a new clause (j) thereto as follows: “; or (j) to that Lender’s actual and prospective counterparties (or their advisors) in respect of any swap or other derivative transaction relating to the Borrowers and their obligations and financing sources (or their advisors)”.

3.16 Section 15 of the Credit Agreement is hereby amended by deleting Section 15.22 therefrom in its entirety.

Section 4. Representations and Warranties. Each Loan Party (including the Target; provided that the representations and warranties of Target shall be deemed to be given immediately following the Acquisition) hereby represents and warrants to Administrative Agent and each Lender that the following are true and correct as of the Incremental Amendment No. 2 Effective Date:

4.1 Continuation of Representations and Warranties. After giving effect to this Amendment and the funding of the Incremental Term A Loans, all representations and warranties of each Loan Party set forth in the Credit Agreement, this Amendment and the other Loan Documents are true and correct in all material respects with the same effect as if then made (except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) as of the Incremental Amendment No. 2 Effective Date;

4.2 No Existing Default. Both immediately before and after giving effect to this Amendment and the funding of the Incremental Term A Loans, no Default or Event of Default has occurred and is continuing;

4.3 Authorization; No Conflict. Each Loan Party is duly authorized to execute and deliver this Amendment, each Borrower is duly authorized to borrow monies under this Amendment and each Loan Party is duly authorized to perform its Obligations under each Loan Document to which it is a party. The execution, delivery and performance by each Loan Party of this Amendment, and the borrowings by each Borrower under this Amendment, do not and will not (a) require any consent or approval of any governmental agency or authority (other than any consent or approval which has been obtained and is in full force and effect); (b) conflict with (i) any provision of law, (ii) the organizational documents or governing documents of any Loan Party, or (iii) any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon any Loan Party or any of their respective properties, or (c) require, or result in, the creation or imposition of any Lien on any asset of any Loan Party (other than Liens in favor of Administrative Agent created pursuant to the Collateral Documents or permitted by Section 11.2 of the Credit Agreement); and

4.4 Binding Effect. This Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

4.5 Beneficial Ownership. As of the Incremental Amendment No. 2 Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all material respects.

Section 5. Conditions Precedent. This Amendment shall be effective as of the date first set forth above, provided the Lenders shall not be required to fund the Incremental Term A Loan until the satisfaction (or waiver) of the following conditions precedent (the date of such satisfaction being the “Incremental Amendment No. 2 Effective Date”):

5.1 Execution and Delivery. Administrative Agent has received (a) this Amendment duly executed by each Loan Party, Administrative Agent, each Lender and each Lender with an Incremental Term A Loan Commitment and (b) a joinder to the Guaranty and Collateral Agreement duly executed by the Target, Acquisition Holdings and the Borrower Representative; provided that such joinder shall only be effective with respect to the Target immediately following the Acquisition.

5.2 Acquisition.

(a) Administrative Agent shall have received a copy of the Merger Agreement and all schedules and documents related thereto, duly executed and dated as of the Incremental Amendment No. 2 Effective Date (or any earlier date satisfactory to the Administrative Agent), in form and substance satisfactory to Administrative Agent.

(b) The Company has consummated (or substantially concurrently with the initial credit extension hereunder will consummate on the Incremental Amendment No. 2 Effective Date) the Acquisition in accordance with the terms of the Merger Agreement, without any amendment thereto or waiver thereunder unless consented to by Agent in writing (such consent not to be unreasonably withheld, conditioned or delayed).

5.3 Letter of Direction. Administrative Agent has received a letter of direction containing funds flow information with respect to the proceeds of the Loans on the Incremental Amendment No. 2 Effective Date, duly executed and dated as of the Incremental Amendment No. 2 Effective Date, in form and substance satisfactory to Administrative Agent.

5.4 Promissory Notes. To the extent requested by any Lender with an Incremental Term A Loan Commitment, such Lender shall have received a new Note reflecting each such Lender’s outstanding Term Loans, as applicable, after giving effect to this Amendment.

5.5 Closing Certificate. Administrative Agent shall have received a certificate, in form and substance satisfactory to Administrative Agent, executed by a Senior Officer of Borrower Representative on behalf of Borrowers (a) certifying that, both before and after giving effect to this Amendment, the consummation of the Acquisition and the funding of the Incremental Term A Loans (i) no Default or Event of Default shall have occurred and be continuing; and (ii) the representations and warranties set forth in Section 4 hereof are true and correct in all material respects and (b) demonstrating on a pro forma basis, after giving effect to this Amendment and the consummation of the Incremental Term A Loans a Total Debt to EBITDA Ratio of not greater than 5.25 to 1.00.

5.6 Secretary’s Certificates. Administrative Agent shall have received from Borrower Representative, in form and substance satisfactory to Administrative Agent, executed by a Senior Officer of Borrower Representative on behalf of each Loan Party (including Acquisition Holdings and the Target; provided that the documents described below with respect to the Target shall be deemed held in escrow until, and automatically released, immediately following the Acquisition) a certificate attaching (i) true and correct copies of such Loan Party’s charter (or similar formation document), or a certification that there have been no changes to each Loan Party’s charter (or similar formation document) since delivery thereof to Administrative Agent on the Closing Date, (ii) a good standing certificate from each Borrower’s state of organization (or a certification that as of the date of such certificate there have been no changes to each such Loan Party’s standing in its state of organization), (iii) true and correct copies of the bylaws or similar operating document of such Loan Party (or a certification that as of the date of such certificate there have been no change to such documents since delivery thereof to Administrative Agent on the Closing Date), (iv) resolutions of such Loan Party’s board of directors or other governing body approving and authorizing its execution, delivery and performance of this Amendment and the other transactions contemplated hereby, and (v) signature and incumbency certificates of its officers executing this Amendment, all certified by its secretary or an assistant secretary as being in full force and effect without modification.

5.7 Opinions. Administrative Agent has received opinions of counsel for each Loan Party (including Acquisition Holdings and the Target; provided that opinions with respect to the Target shall be deemed held in escrow until, and automatically released, immediately following the Acquisition), including local counsel reasonably requested by Administrative Agent, each duly executed and dated as of the Incremental Amendment No. 2 Effective Date (or any earlier date satisfactory to Administrative Agent), in form and substance satisfactory to Administrative Agent.

5.8 Solvency Certificate. Administrative Agent shall have received a Solvency Certificate executed by a Senior Officer of the Borrower Representative certifying as to the solvency of Borrower and its Subsidiaries on a consolidated basis after giving effect to this Amendment.

5.9 Search Results. Administrative Agent shall have received copies of Uniform Commercial Code search reports tax and judgment lien searches or equivalent reports or searches from those state and county jurisdictions in which any Loan Party (including Acquisition Holdings and the Target) is organized or maintains its chief executive office, and searches of the United States Patent and Trademark Office and United States Copyright Office, each of a recent date listing all effective financing statements, lien notices or comparable documents that name any Loan Party as debtor and such other searches that the Administrative Agent deems necessary or appropriate, none of which encumber the Collateral covered or intended to be covered by the Guaranty and Collateral Agreement (other than liens permitted under the Credit Agreement), in each case, dated reasonably near to the Incremental Amendment No. 2 Effective Date.

5.10 Payment of Fees and Attorney Costs. Borrowers shall have paid (or concurrently with the funding of the Incremental Term A No. 2 Loans will pay) to Administrative Agent (a) all fees owing pursuant to the Agent Fee Letter and the Credit Agreement (as amended hereby) and (b) reasonable and documented out-of-pocket costs and expenses of Administrative Agent incurred by it in connection with the transactions contemplated hereby (including reasonable legal costs of Administrative Agent in connection with the preparation and negotiation of this Amendment).

5.11 PATRIOT Act. The Lenders shall have received, no later than five (5) days in advance of the Incremental Amendment No. 2 Effective Date, (i) all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act and (ii) if any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, to the extent requested by the Administrative Agent or any Lender, a Beneficial Ownership Certification with respect to such Borrower.

Section 6. Post-Closing Covenants.

6.1 Insurance. Within 10 Business Days of the Incremental Amendment No. 2 Effective Date (or such later date agreed by the Administrative Agent in its sole discretion), Borrowers shall deliver to Administrative Agent updated insurance certificates, containing evidence of the existence of insurance required to be maintained pursuant to Section 10.3(b) with respect to Acquisition Holdings and the Target, together with evidence that Administrative Agent has been named as a lender’s loss payee and an additional insured on all related insurance policies.

6.2 Control Agreements. Notwithstanding the provisions of Section 10.10 of the Credit Agreement and Section 5.8 of the Guarantee and Collateral Agreement, the deposit accounts and securities accounts of Acquisition Holdings and the Target shall not be required to be subject to an account control agreement on the Incremental Amendment No. 2 Effective Date but the Administrative Agent shall have received evidence within 30 days of the Incremental Amendment No. 2 Effective Date (or such later date agreed by the Administrative Agent in its sole discretion) that such accounts shall be in compliance with Section 10.10 of the Credit Agreement and Section 5.8 of the Guarantee and Collateral Agreement.

Section 7. Reaffirmation. Each Loan Party hereby (i) expressly reaffirms and assumes all of its obligations and liabilities to Administrative Agent and the Lenders as set forth in the Credit Agreement, the Collateral Documents and the other Loan Documents (in each case, as the same have been amended by this Amendment or as otherwise amended, amended and restated, supplemented or otherwise modified) (collectively, the “Reaffirmed Documents”) and agrees to be bound by and abide by and operate and perform under and pursuant to and comply fully with all of the terms, conditions, provisions, agreements, representations, undertakings, warranties, indemnities, grants of security interests and covenants contained in the Reaffirmed Documents as though such Reaffirmed Documents were being re-executed on the date hereof, except to the extent that such terms expressly relate to an earlier date; and (ii) acknowledges, ratifies, confirms and reaffirms without condition, all Liens and security interests granted to Administrative Agent, for its benefit and the benefit of Lenders, pursuant to the Reaffirmed Documents and acknowledges and agrees that all of such Liens and security interests are intended and shall be deemed and construed to continue to secure the Obligations under the Reaffirmed Documents, as amended, restated, supplemented or otherwise modified and in effect from time to time, including but not limited to, the Incremental Term A Loans made by the Lenders party hereto to Borrowers, and all extensions, renewals, refinancing, amendments or modifications of any of the foregoing.

Section 8. Miscellaneous.

8.1 Effect of Amendment. Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document and each Loan Party hereby fully ratifies and affirms each Loan Document to which it is a party.

8.2 Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.

8.3 References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require. Reference in any of this Amendment, the Credit Agreement or any other Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as amended hereby and as further amended, modified, restated, supplemented or extended from time to time.

8.4 Ratification of Liability; Acknowledgment of Rights; Release of Claims. Each Loan Party hereby ratifies and confirms its liabilities, obligations and agreements under the Credit Agreement and the other Loan Documents, and the Liens granted or purported to be granted and perfected thereby, and acknowledges that: (i) it has no defenses, claims or set-offs to the enforcement by Administrative Agent and/or Lender of such liabilities, obligations and agreements through and as of the date hereof; (ii) Administrative Agent and each Lender has fully performed all undertakings owed to the Loan Parties through and as of the date hereof; and (iii) except as otherwise expressly set forth herein, neither Administrative Agent nor any Lender waives, diminishes or limits any term or condition contained in the Credit Agreement or in any of the other Loan Documents.

8.5 Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

8.6 FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AMENDMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE ADMINISTRATIVE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER APPROPRIATE JURISDICTION. EACH LOAN PARTY, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. ADMINISTRATIVE AGENT, EACH LENDER AND EACH LOAN PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH LOAN PARTY, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

8.7 WAIVER OF JURY TRIAL. EACH LOAN PARTY, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT AND ANY INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

8.8 Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Amendment.

8.9 Headings. Article, section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.10 Counterparts. This Amendment may be executed in any number of counterparts and by either party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Receipt by telecopy or other electronic means, including .pdf of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

[signature page follows]

The parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

DIGITAL MEDIA SOLUTIONS HOLDINGS,
LLC, as Holdings

By:	/s/ Joseph Marinucci
Name:	Joseph Marinucci
Title:	Manager

DIGITAL MEDIA SOLUTIONS, LLC, as a Borrower

By:	/s/ Joseph Marinucci
Name:	Joseph Marinucci
Title:	Manager

FORTE MEDIA SOLUTIONS, LLC,
PURE FLOW MARKETING, LLC,
SCHOOLADVISOR, LLC,
BEST RATE HOLDINGS, LLC,
PROTECT.COM LLC,
SPARKROOM HOLDINGS, LLC,
CAR LOAN PAL HOLDINGS, LLC,
W4 HOLDING COMPANY,
DMS ENGAGE, LLC,
each as a Guarantor

By: DIGITAL MEDIA SOLUTIONS, LLC, its sole
member

By:	/s/ Joseph Marinucci
Name:	Joseph Marinucci
Title:	Manager

Signature Pages to Incremental Amendment No. 2

to Credit Agreement

DMS UE ACQUISITION HOLDINGS INC., as a
Guarantor

By:	/s/ Joe Marinucci
Name:	Joe Marinucci
Title:	CEO

Signature Pages to Incremental Amendment No. 2

to Credit Agreement

Effective on behalf of UE Authority, Co. immediately following the Acquisition:

UE AUTHORITY, CO., as a Guarantor

By:	/s/ Joe Marinucci
Name:	Joe Marinucci
Title:	CEO

Signature Pages to Incremental Amendment No. 2

to Credit Agreement

ADMINISTRATIVE AGENT:

MONROE CAPITAL MANAGEMENT ADVISORS, LLC

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

Signature Pages to Incremental Amendment No. 2

to Credit Agreement

LENDERS:

MONROE CAPITAL PRIVATE CREDIT FUND II, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND II LLC, its general partner

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

MONROE CAPITAL PRIVATE CREDIT FUND II FINANCING SPV LLC, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND II LP, as Designated Manager

By: MONROE CAPITAL PRIVATE CREDIT FUND II LLC, its general partner

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

MONROE CAPITAL PRIVATE CREDIT FUND III FINANCING SPV LLC, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND III LP, as Designated Manager

By: MONROE CAPITAL PRIVATE CREDIT FUND III LLC, its general partner

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

Signature Pages to Incremental Amendment No. 2

to Credit Agreement

MONROE CAPITAL PRIVATE CREDIT FUND III LP, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND III LLC, its general partner

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING HOLDCO LP, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING HOLDCO GP LLC, its general partner

By: MONROE CAPITAL MANAGEMENT ADVISORS LLC, as Manager

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING SPV LP, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND III (LUX) FINANCING SPV GP LLC, its general partner

By: MONROE CAPITAL MANAGEMENT ADVISORS LLC, as Manager

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

Signature Pages to Incremental Amendment No. 2

to Credit Agreement

MONROE PRIVATE CREDIT FUND A LP, in its capacity as a Lender

By: MONROE PRIVATE CREDIT FUND A LLC, its general partner

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

MONROE PRIVATE CREDIT FUND A FINANCING SPV LLC, in its capacity as a Lender

By: MONROE PRIVATE CREDIT FUND A LP, as its Designated Manager

By: MONROE PRIVATE CREDIT FUND A LLC, its general partner

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

MONROE CAPITAL PRIVATE CREDIT FUND I LP, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND I LLC, its general partner

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

Signature Pages to Incremental Amendment No. 2

to Credit Agreement

MONROE CAPITAL PRIVATE CREDIT FUND I FINANCING SPV LLC, in its capacity as a Lender

By: MONROE CAPITAL PRIVATE CREDIT FUND I LP, as its Designated Manager

By: MONROE CAPITAL PRIVATE CREDIT
FUND I LLC, its general partner

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

MC FINANCING SPV I, LLC, in its capacity as a
Lender

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

MONROE CAPITAL MML CLO 2016-1, LTD.,
in its capacity as a Lender

By: MONROE CAPITAL MANAGEMENT LLC, as its Collateral Manager and Attorney-in- Fact

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

MONROE CAPITAL MML CLO VII, LTD., in
its capacity as a Lender

By: MONROE CAPITAL ASSET MANAGEMENT LLC, as its Collateral Manager and Attorney-in-Fact

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

Signature Pages to Incremental Amendment No. 2

to Credit Agreement

MONROE CAPITAL MML CLO VIII, LTD., in its capacity as a Lender

By:	MONROE CAPITAL ASSET MANAGEMENT
LLC, as Servicer and Attorney-in-fact

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

MONROE (NP) U.S. PRIVATE DEBT FUND LP, in its capacity as a Lender

By:	MONROE (NP) U.S. PRIVATE DEBT
FUND GP LTD., its general partner

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

MONROE CAPITAL MML CLO 2017-1, LTD., in its capacity as a Lender

By:	MONROE CAPITAL MANAGEMENT
LLC, as its Collateral Manager and Attorney-in-Fact

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

Signature Pages to Incremental Amendment No. 2

to Credit Agreement

MONROE CAPITAL MML CLO IX, LTD., in its capacity as a Lender

By:	MONROE CAPITAL ASSET MANAGEMENT
LLC, as its Collateral Manager and Attorney-in-Fact

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

MONROE CAPITAL MML CLO X, LTD., in its capacity as a Lender

By:	MONROE CAPITAL CLO MANAGER
LLC, as its Servicer and Attorney-in-Fact

By:	/s/ Gerry Burrows
Name:	Gerry Burrows
Title:	Managing Director

Signature Pages to Incremental Amendment No. 2

to Credit Agreement

FIFTH THIRD BANK, in its capacity as a Lender

By:	/s/ Andrew M. Hensley
Name:	Andrew M. Hensley
Title:	Managing Director

Signature Pages to Incremental Amendment No. 2

to Credit Agreement

ANNEX A

LENDERS AND PRO RATA SHARES – INCREMENTAL AMENDMENT NO. 2

Lender	Incremental Term A Loan Commitment No. 2	Pro Rata Share
Fifth Third Bank	$60,000,000	100%

TOTALS	$60,000,000.00	100%